SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2003 (July 28, 2003)

AMERICAN TOWER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14195	65-0723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Huntington Avenue

Boston, Massachusetts 02116

(Address of Principal Executive Offices) (Zip Code)

(617) 375-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 5.    Other Events.

(a) In order to furnish certain exhibits for incorporation by reference into the Registration Statement on Form S-3 (File No. 333-37988)(the “Registration Statement”) of American Tower Corporation (the “Company”), previously filed with the Securities and Exchange Commission (the “Commission”) and declared effective by the Commission on June 7, 2000, the Company is filing an Underwriting Agreement dated July 29, 2003 between the Company and Goldman, Sachs & Co., as representative of the underwriters named therein (the “Underwriting Agreement”), as Exhibit 1.1, a Pricing Agreement between the Company and Goldman, Sachs & Co., as representative of the underwriters named therein (the “Pricing Agreement”), as Exhibit 1.2, an opinion of Palmer & Dodge LLP, regarding the validity of the Class A common stock to be sold by the Company pursuant to the Underwriting Agreement and the Pricing Agreement, as Exhibit 5 and the consent of Palmer & Dodge LLP to the filing of its opinion as Exhibit 23.

(b) In accordance with Rule 135(c) of the Securities Act of 1933, as amended, American Tower Corporation (the “Company”) is filing as Exhibit 99.1 a copy of the press release issued July 30, 2003 announcing the pricing of its convertible notes offering and filing as Exhibit 99.2 a copy of the press release issued July 28, 2003 announcing its planned convertible notes offering. The Company also is filing as Exhibit 99.3 a copy of the press release issued July 30, 2003 announcing the pricing of its Class A common stock offering and filing as Exhibit 99.4 a copy of the press release issued July 28, 2003 announcing its planned Class A common stock offering.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits

Exhibit No.	Item

1.1	Underwriting agreement, dated July 29, 2003, between American Tower Corporation and Goldman, Sachs & Co., as representative of the underwriters named therein.

1.2	Pricing agreement, dated July 29, 2003, between American Tower Corporation and Goldman, Sachs & Co., as representative of the underwriters named therein.

5	Opinion of Palmer & Dodge LLP.

23	Consent of Palmer & Dodge LLP (included in its opinion filed herewith as Exhibit 5).

99.1	Press release, dated July 30, 2003, announcing the pricing of the Company’s convertible notes offering.

99.2	Press release, dated July 28, 2003, announcing the Company’s planned convertible notes offering.

99.3	Press release, dated July 30, 2003, announcing the pricing of the Company’s Class A common stock offering.

99.4	Press release, dated July 28, 2003, announcing the Company’s planned Class A common stock offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TOWER CORPORATION (Registrant)

Date: August 1, 2003	By:	/s/ BRADLEY E. SINGER
Name: Bradley E. Singer Title: Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting agreement, dated July 29, 2003, between American Tower Corporation and Goldman, Sachs & Co., as representative of the underwriters named therein.

1.2	Pricing agreement, dated July 29, 2003, between American Tower Corporation and Goldman, Sachs & Co., as representative of the underwriters named therein.

5	Opinion of Palmer & Dodge LLP.

23	Consent of Palmer & Dodge LLP (included in its opinion filed herewith as Exhibit 5).

99.1	Press release, dated July 30, 2003, announcing the pricing of the Company’s convertible notes offering.

99.2	Press release, dated July 28, 2003, announcing the Company’s planned convertible notes offering.

99.3	Press release, dated July 30, 2003, announcing the pricing of the Company’s Class A common stock offering.

99.4	Press release, dated July 28, 2003, announcing the Company’s planned Class A common stock offering.